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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 28, 2000

                           AMF BOWLING WORLDWIDE, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                    001-12131                 13-3873272
(State or other jurisdiction        (Commission                (IRS Employer
      of incorporation)             File Number)             Identification No.)

                         8100 AMF Drive, Richmond, Virginia         23111
                      (Address of principal executive offices)    (Zip Code)

                                      N/A
                                      ---
         (Former name or former address, if changed since last report)
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Item 5. Other Events

On February 28, 2000, the registrant announced certain financial results for the quarter and year ended December 31, 1999. A copy of the announcement is attached as Exhibit 99.1.


Item 7. Financial Statements and Exhibits

Exhibit  Description
-------  -----------

99.1 Announcement regarding financial results for quarter and year ended December 31, 1999.
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 2000              AMF BOWLING WORLDWIDE, INC.

                                     By:  /s/ Stephen E. Hare
                                          ----------------------------
                                          Stephen E. Hare
                                          Executive Vice President and
                                          Chief Financial Officer